Exhibit 32
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)
In connection with the quarterly report of Crestline Lending Solutions, LLC on Form 10-Q for the period ended June 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of Crestline Lending Solutions, LLC does hereby certify, to the best of such officer’s knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Crestline Lending Solutions, LLC.

Date:	August 12, 2026

/s/ Chris Semple
Name: Chris Semple
Title: Chief Executive Officer (Principal Executive Officer)

Date:	August 12, 2026

/s/ Camille Sassman
Name: Camille Sassman
Title: Chief Financial Officer (Principal Financial Officer)